Question 77c Series 5


A Special Meeting of Shareholders (Special Meeting) of the Fund was held on April 28, 2003. This Special Meeting was adjourned to another date in order to permit shareholders further time to respond to the solicitation of proxies. The Special Meeting reconvened on April 30, 2003, was further adjourned, and reconvened again on May 15, 2003. The purpose of the Special Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated February 21, 2003


Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of St. Clair Funds, Inc. (St. Clair) approved the proposal, as did the shareholders of The Munder Funds, Inc. (MFI), The Munder Funds Trust (MFT) and The Munder Framlington Funds Trust (MFFT). The names of the Directors/Trustees and the results of the election for St. Clair are as set forth below.

Nominees: No. of Shares


David J. Brophy
For 793,815,116.192
Withhold 20,037,321.828
TOTAL 813,852,438.020

Joseph E. Champagne
For 793,831,468.246
Withhold 20,020,969.774
TOTAL 813,852,438.020

Thomas D. Eckert
For 793,877,158.726
Withhold 19,975,279.294
TOTAL 813,852,438.020

Charles W. Elliott
For 793,908,855.665
Withhold 19,943,582.355
TOTAL 813,852,438.020

John Engler
For 791,526,076.696
Withhold 22,326,361.324
TOTAL 813,852,438.020

Michael T. Monahan
For 793,866,049.527
Withhold 19,986,388.493
TOTAL 813,852,438.020

Arthur T. Porter
For 793,637,823.273
Withhold 20,214,614.747
TOTAL 813,852,438.020

John Rakolta, Jr.
For 793,770,985.712
Withhold 20,081,452.308
TOTAL 813,852,438.020



Proposal 2

The purpose of this proposal was to seek approval of an Agreement and Plan of Reorganization and Redomiciliation (Reorganization Agreement), pursuant to which the Fund would be reorganized as a separate series of Munder Series Trust (MST). The shareholders of the Fund approved the proposal and the results of the votes are as set forth below.


************************************No. of Shares
For *******************************75,764,961.034
Against ****************************2,781,472.810
Abstain ****************************3,435,976.636
Broker Non votes ******************57,205,508.000
TOTAL ****************************139,187,918.480

Proposal 3


The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results of the votes are as set forth below.

Proposal 3.A  Diversification
************************************No. of Shares
For *******************************72,605,874.338
Against ****************************4,480,996.899
Abstain ****************************4,895,539.243
Broker Non votes ******************57,205,508.000
TOTAL ****************************139,187,918.480

Proposal 3.B  Borrowing
************************************No. of Shares
For *******************************72,202,612.414
Against ****************************4,851,569.528
Abstain ****************************4,928,228.538
Broker Non votes ******************57,205,508.000
TOTAL ****************************139,187,918.480

Proposal 3.C  Senior Securities
************************************No. of Shares
For *******************************71,191,438.478
Against ****************************5,788,486.519
Abstain ****************************5,002,485.483
Broker Non votes ******************57,205,508.000
TOTAL ****************************139,187,918.480



Proposal 3.D  Underwriting Securities
************************************No. of Shares
For *******************************71,040,958.555
Against ****************************5,945,485.701
Abstain ****************************4,995,966.224
Broker Non votes ******************57,205,508.000
TOTAL ****************************139,187,918.480


Proposal 3.E  Real Estate
************************************No. of Shares
For *******************************72,316,854.913
Against ****************************4,707,690.864
Abstain ****************************4,957,864.703
Broker Non votes ******************57,205,508.000
TOTAL ****************************139,187,918.480

Proposal 3.F  Making Loans
************************************No. of Shares
For *******************************71,033,079.232
Against ****************************5,826,175.008
Abstain ****************************5,123,156.240
Broker Non votes ******************57,205,508.000
TOTAL ****************************139,187,918.480

Proposal 3.G  Concentration of Investments
************************************No. of Shares
For *******************************71,434,827.090
Against ****************************5,579,711.267
Abstain ****************************4,967,872.123
Broker Non-votes ******************57,205,508.000
TOTAL ****************************139,187,918.480

Proposal 3.H  Commodities
************************************No. of Shares
For *******************************71,290,952.428
Against ****************************5,710,114.412
Abstain ****************************4,981,343.640
Broker Non-votes ******************57,205,508.000
TOTAL ****************************139,187,918.480

Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
************************************No. of Shares
For *******************************71,066,504.558
Against ****************************6,009,191.225
Abstain ****************************4,906,714.697
Broker Non-votes ******************57,205,508.000
TOTAL ****************************139,187,918.480

Proposal 3.J  Illiquid Securities
************************************No. of Shares
For *******************************70,972,862.869
Against ****************************6,035,842.261
Abstain ****************************4,973,705.350
Broker Non-votes ******************57,205,508.000
TOTAL ****************************139,187,918.480



Proposal 3.O  Margin Activities and Short Selling
************************************No. of Shares
For *******************************70,989,077.516
Against ****************************6,026,461.905
Abstain ****************************4,966,871.059
Broker Non-votes ******************57,205,508.000
TOTAL ****************************139,187,918.480


Question 77c Series 12,13,15,16

Special Meetings of Shareholders (each, a Special Meeting) of the Funds, each a series of St. Clair, were held on April 28, 2003. The Special Meeting for the Munder Institutional Government Money Market Fund was adjourned to another date in order to permit shareholders further time to respond to the solicitation of proxies. That Special Meeting reconvened on April 30, 2003. The purpose of the Special Meetings was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated February 21, 2003.


Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of each Fund, together with the other shareholders of St. Clair approved the proposal, as did the shareholders of MFI, MFT and MFFT. The names of the Directors/Trustees and the results of the election for St. Clair are as set forth below.


Nominees: No. of Shares

David J. Brophy
For 793,815,116.192
Withhold 20,037,321.828
TOTAL 813,852,438.020

Joseph E. Champagne
For 793,831,468.246
Withhold 20,020,969.774
TOTAL 813,852,438.020

Thomas D. Eckert
For 793,877,158.726
Withhold 19,975,279.294
TOTAL 813,852,438.020

Charles W. Elliott
For 793,908,855.665
Withhold 19,943,582.355
TOTAL 813,852,438.020

John Engler
For 791,526,076.696
Withhold 22,326,361.324
TOTAL 813,852,438.020

Michael T. Monahan
For 793,866,049.527
Withhold 19,986,388.493
TOTAL 813,852,438.020

Arthur T. Porter
For 793,637,823.273
Withhold 20,214,614.747
TOTAL 813,852,438.020

John Rakolta, Jr.
For 793,770,985.712
Withhold 20,081,452.308
TOTAL 813,852,438.020


Proposal 2

The purpose of this proposal was to seek approval of an Agreement and Plan of Reorganization and Redomiciliation (Reorganization Agreement), pursuant to which each of the Funds would be reorganized as a separate series of MST
The shareholders of each Fund approved the proposal and the results of the votes are as set forth below.

No. of Shares

Munder S&P MidCap Index Equity Fund
For 6,321,097.000
Against 3,361.000
Abstain 1,968.000
Broker Non-votes 961.000
TOTAL 6,327,387.000

Munder S&P SmallCap Index Equity Fund

For 6,719,400.000
Against 1,834.000
Abstain 7,709.000
Broker Non-votes 0.000
TOTAL 6,728,943.000

Munder Institutional Government Money Market Fund

For 15,468,757.023
Against 0.000
Abstain 1,186,976.977
Broker Non-votes 0.000
TOTAL 16,655,734.000

Munder Institutional Money Market Fund

For 647,796,474.055
Against 224,136.945
Abstain 1,642,500.540
Broker Non-votes 0.000
TOTAL 649,663,111.540



Proposal 3


The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of each Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed.
The shareholders of each Fund approved each part of the proposal and the results of the votes are as set forth below.

Proposal 3.A  Diversification

No. of Shares

Munder S&P MidCap Index Equity Fund
For 6,321,097.000
Against 3,361.000
Abstain 1,968.000
Broker Non-votes 961.000
TOTAL 6,327,387.000

Munder S&P SmallCap Index Equity Fund

For 6,719,400.000
Against 1,834.000
Abstain 7,709.000
Broker Non-votes 0.000
TOTAL 6,728,943.000 16

Munder Institutional Government Money Market Fund

For 15,468,757.023
Against 0.000
Abstain 1,186,976.977
Broker Non-votes 0.000
TOTAL 655,734.000

Munder Institutional Money Market Fund

For 647,919,740.074
Against 0.000
Abstain 1,743,371.466
Broker Non-votes 0.000
TOTAL 649,663,111.540

Proposal 3.B  Borrowing

No. of Shares

Munder S&P MidCap Index Equity Fund
For 6,318,816.000
Against 4,112.000
Abstain 3,498.000
Broker Non-votes 961.000
TOTAL 6,327,387.000

Munder S&P SmallCap Index Equity Fund

For 6,718,556.000
Against 2,112.000
Abstain 8,275.000
Broker Non-votes 0.000
TOTAL 6,728,943.000

Munder Institutional Government Money Market Fund

For 15,468,757.023
Against 0.000
Abstain 1,186,976.977
Broker Non-votes 0.000
TOTAL 16,655,734.000

Munder Institutional Money Market Fund

For 647,919,740.074
Against 0.000
Abstain 1,743,371.466
Broker Non-votes 0.000
TOTAL 649,663,111.540

Proposal 3.C  Senior Securities
No. of Shares

Munder S&P MidCap Index Equity Fund
For 6,320,346.000
Against 4,112.000
Abstain 1,968.000 7
Broker Non-votes 961.000
TOTAL 6,327,387.000

Munder S&P SmallCap Index Equity Fund

For 6,719,122.000
Against 2,112.000
Abstain 7,709.000
Broker Non-votes 0.000
TOTAL 6,728,943.000

Munder Institutional Government Money Market Fund

For 15,468,757.023
Against 0.000
Abstain 1,186,976.977
Broker Non-votes 0.000
TOTAL 16,655,734.000

Munder Institutional Money Market Fund

For 630,177,111.937
Against 17,742,628.137
Abstain 1,743,371.466
Broker Non-votes 0.000
TOTAL 649,663,111.540

Proposal 3.D  Underwriting Securities
No. of Shares

Munder S&P MidCap Index Equity Fund
For 6,321,097.000
Against 3,361.000
Abstain 1,968.000
Broker Non-votes 961.000
TOTAL 6,327,387.000

Munder S&P SmallCap Index Equity Fund

For 6,719,400.000
Against 1,677.000
Abstain 7,866.000
Broker Non-votes 0.000
TOTAL 6,728,943.000

Munder Institutional Government Money Market Fund

For 15,468,757.023
Against 0.000
Abstain 1,186,976.977
Broker Non-votes 0.000
TOTAL 16,655,734.000


Munder Institutional Money Market Fund

For 631,458,440.675
Against 16,461,299.400
Abstain 1,743,371.465
Broker Non-votes 0.000
TOTAL 649,663,111.540


Proposal 3.E  Real Estate
No. of Shares


Munder S&P MidCap Index Equity Fund
For 6,321,097.000
Against 3,361.000
Abstain 1,968.000
Broker Non-votes 961.000
TOTAL 6,327,387.000

Munder S&P SmallCap Index Equity Fund

For 6,719,400.000
Against 1,834.000
Abstain 7,709.000
Broker Non-votes 0.000
TOTAL 6,728,943.000

Munder Institutional Government Money Market Fund

For 15,468,757.023
Against 0.000
Abstain 1,186,976.977
Broker Non-votes 0.000
TOTAL 16,655,734.000

Munder Institutional Money Market Fund

For 631,458,440.675
Against 16,461,299.400
Abstain 1,743,371.465
Broker Non-votes 0.000
TOTAL 649,663,111.540


Proposal 3.F  Making Loans
No. of Shares

Munder S&P MidCap Index Equity Fund

For 6,320,346.000
Against 4,112.000
Abstain 1,968.000
Broker Non-votes 961.000
TOTAL 6,327,387.000

Munder S&P SmallCap Index Equity Fund

For 6,719,122.000
Against 2,112.000
Abstain 7,709.000
Broker Non-votes 0.000
TOTAL 6,728,943.000

Munder Institutional Government Money Market Fund

For 15,468,757.023
Against 0.000
Abstain 1,186,976.977
Broker Non-votes 0.000
TOTAL 16,655,734.000

Munder Institutional Money Market Fund

For 631,458,440.675
Against 16,461,299.400
Abstain 1,743,371.465
Broker Non-votes 0.000
TOTAL 649,663,111.540


Proposal 3.G  Concentration of Investments
No. of Shares


Munder S&P MidCap Index Equity Fund

For 6,321,097.000
Against 3,361.000
Abstain 1,968.000
Broker Non-votes 961.000
TOTAL 6,327,387.000

Munder S&P SmallCap Index Equity Fund

For 6,719,400.000
Against 1,834.000
Abstain 7,709.000
Broker Non-votes 0.000
TOTAL 6,728,943.000

Munder Institutional Government Money Market Fund

For 14,164,563.544
Against 1,304,193.479
Abstain 1,186,976.977
Broker Non-votes 0.000
TOTAL 16,655,734.000

Munder Institutional Money Market Fund

For 631,458,440.675
Against 16,461,299.400
Abstain 1,743,371.465
Broker Non-votes 0.000
TOTAL 649,663,111.540


Proposal 3.H  Commodities
No. of Shares

For 6,320,346.000 6,719,122.000 15,468,757.023 630,177,111.936
Against 4,112.000 2,112.000 0.000 18,783,295.555
Abstain 1,968.000 7,709.000 1,186,976.977 702,704.049
Broker Non-votes 961.000 0.000 0.000 0.000
TOTAL 6,327,387.000 6,728,943.000 16,655,734.000 649,663,111.540

Munder S&P MidCap Index Equity Fund

For 6,321,097.000
Against 3,361.000
Abstain 1,968.000
Broker Non-votes 961.000
TOTAL 6,327,387.000

Munder S&P SmallCap Index Equity Fund

For 6,719,400.000
Against 1,834.000
Abstain 7,709.000
Broker Non-votes 0.000
TOTAL 6,728,943.000

Munder Institutional Government Money Market Fund

For 14,164,563.544
Against 1,304,193.479
Abstain 1,186,976.977
Broker Non-votes 0.000
TOTAL 16,655,734.000

Munder Institutional Money Market Fund

For 631,458,440.675
Against 16,461,299.400
Abstain 1,743,371.465
Broker Non-votes 0.000
TOTAL 649,663,111.540

Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
No. of Shares


Munder S&P MidCap Index Equity Fund

For 6,320,346.000
Against 4,112.000
Abstain 1,968.000
Broker Non-votes 961.000
TOTAL 6,327,387.000

Munder S&P SmallCap Index Equity Fund

For 6,719,122.000
Against 2,112.000
Abstain 7,709.000
Broker Non-votes 0.000
TOTAL 6,728,943.000

Munder Institutional Government Money Market Fund

For 15,468,757.023
Against 0.000
Abstain 1,186,976.977
Broker Non-votes 0.000
TOTAL 16,655,734.000

Munder Institutional Money Market Fund

For 631,458,440.675
Against 16,461,299.400
Abstain 1,743,371.465
Broker Non-votes 0.000
TOTAL 649,663,111.540


Proposal 3.K  Investments for Control
No. of Shares


Munder S&P MidCap Index Equity Fund

For 6,321,097.000
Against 3,361.000
Abstain 1,968.000
Broker Non-votes 961.000
TOTAL 6,327,387.000

Munder S&P SmallCap Index Equity Fund

For 6,719,400.000
Against 1,834.000
Abstain 7,709.000
Broker Non-votes 0.000
TOTAL 6,728,943.000

Munder Institutional Government Money Market Fund

For 14,164,563.544
Against 1,304,193.479
Abstain 1,186,976.977
Broker Non-votes 0.000
TOTAL 16,655,734.000

Munder Institutional Money Market Fund

For 631,458,440.675
Against 16,461,299.400
Abstain 1,743,371.465
Broker Non-votes 0.000
TOTAL 649,663,111.540


Proposal 3.P  Reverse Repurchase Agreements
No. of Shares


Munder S&P MidCap Index Equity Fund

For 6,320,346.000
Against 4,112.000
Abstain 1,968.000
Broker Non-votes 961.000
TOTAL 6,327,387.000

Munder S&P SmallCap Index Equity Fund

For 6,719,122.000
Against 2,112.000
Abstain 7,709.000
Broker Non-votes 0.000
TOTAL 6,728,943.000

Munder Institutional Government Money Market Fund

For 15,468,757.023
Against 0.000
Abstain 1,186,976.977
Broker Non-votes 0.000
TOTAL 16,655,734.000

Munder Institutional Money Market Fund

For 630,177,111.936
Against 18,783,295.555
Abstain 702,704.049
Broker Non-votes 0.000
TOTAL 649,663,111.540